Summary Prospectus

February 28, 2017, as amended March 21, 2017

Class / Ticker:  A / CSNAX  C / CSNCX  I / CSNIX

Credit Suisse Emerging Markets Equity Fund

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund online at www.credit-suisse.com/us/funds. You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The fund's Prospectus and Statement of Additional Information, both dated February 28, 2017, as amended March 21, 2017, and as may be supplemented, along with the fund's annual report to shareholders for the fiscal year ended October 31, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks capital appreciation.

Fees and Fund Expenses

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 114 under the heading "Other Shareholder Information – Class A and C Shares and Sales Charges" and on page 119 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

Class	A	C	I
Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.99%	0.99%	0.99%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	1.61%	1.61%	1.61%
Acquired Fund fees and expenses	0.03%	0.03%	0.03%
Total annual fund operating expenses	2.88%	3.63%	2.63%
Less: amount of fee limitations/expense reimbursements[3]	1.35%	1.35%	1.35%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.53%	2.28%	1.28%

1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

2  1% during the first year.

3  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.50% of the fund's average daily net assets for Class A shares, 2.25% of the fund's average daily net assets for Class C shares and 1.25% of the fund's average daily net assets for Class I shares at least through February 28, 2018. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2018.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A (with or without redemption)	$672	$1,249	$1,851	$3,469
CLASS C (redemption at end of period)	$331	$987	$1,764	$3,801
CLASS C (no redemption)	$231	$987	$1,764	$3,801
CLASS I (with or without redemption)	$130	$689	$1,274	$2,864

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2016, the fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related instruments of emerging market issuers. Equity instruments include common stock, preferred stock, depositary receipts, participation notes, and exchange-traded funds that invest in equity securities, options, warrants and rights. The fund may invest in companies of any size and, depending on Credit Suisse's view as to how to achieve the fund's objective, a significant portion of the fund's assets may be invested in small or mid-sized companies. Equity-related instruments, which are investments that provide exposure to the performance of equity instruments, may include equity futures, stock index futures, equity swaps, equity index swaps, equity and index options, structured notes, and other derivative instruments where the reference asset is an equity security. The portion of the fund's assets not providing exposure to emerging market equity and equity-related instruments may be used to provide exposure to developed markets (including the United States).

Emerging market issuers are (a) companies (i) organized, domiciled, or with a principal place of business or primary securities trading market in an emerging market country, or (ii) deriving a substantial portion (at least 50%) of their total revenues or profits from emerging market countries, or (b) issuers of instruments that provide exposure to the change in value of, or evidence ownership of underlying securities issued by, a company that meets the definition of an emerging market issuer (as set out in (a) above) (e.g., depositary receipts, exchange-traded funds). An emerging market country is any country whose issuers are included within, or that is identified as an emerging market country by, the Morgan Stanley Capital International (MSCI) Emerging Markets USD Index NR (the "MSCI Index"), the fund's benchmark index.

Credit Suisse typically seeks to diversify the fund's investments among a number of different emerging market countries worldwide but, from time to time, may have significant assets invested in one or a few emerging market countries. The fund's investments may be denominated in currencies of emerging market countries and, while it has the authority to do so, the fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar.

Investment Process. Credit Suisse believes that, in emerging markets, most investment return is derived from company selection, rather than sector or country selection. Credit Suisse actively manages the fund's portfolio pursuant to its proprietary "Industrial Life Cycle" or "ILC" investment process that employs a proprietary investment technique designed to identify companies with the potential to outperform. This investment process is based on the theory that company wealth creation and resulting investment return varies depending upon where a particular company falls in its life cycle or range of maturity. This process involves four primary components: (1) life cycle stage classification, (2) ranking, (3) fundamental analysis, and (4) securities selection. Credit Suisse starts by classifying companies according to life cycle stage (which Credit Suisse identifies as start-up, growth, cash cow, fading winner, restructuring, financials). A proprietary screening process is then used to identify and rank the companies within each life cycle stage in terms of relative attractiveness. The screening is based upon four themes: valuation (companies trading at a discount/premium to their theoretical values), quality (companies with generally high and stable levels of cash flow relative to their invested capital base), earnings momentum (companies with strong short-term earnings performance) and price momentum (companies with strong twelve-month price performance relative to a basket of regional peers). The data inputs used for these themes are derived from a framework developed by HOLT, an independent research division of Credit Suisse that has developed and maintains a global cash flow based methodology for analyzing companies.

Once relative scores or ranks are identified, Credit Suisse performs due diligence on the highest ranked companies within each life cycle stage. A bottom-up, fundamental analysis is conducted to identify companies that are expected to increase in price, while taking into account macroeconomic risks and other risk management considerations. The fund's investment portfolio will generally consist of 80-100 positions selected by Credit Suisse, although the number can vary based on market conditions. The life cycle stage classification and rankings are reviewed weekly and portfolio holdings are rebalanced monthly. Credit Suisse generally holds a position until the investment process described above indicates that the position be reduced or eliminated. Credit Suisse may also reduce or eliminate a position held by the fund for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

Credit Suisse intends to manage the fund in a way that is neutral to the MSCI Index in terms of country weight, sector weight, and life cycle stage weight. As a result, the gross country, sector and life cycle stage weights in the fund's portfolio will generally be within a range of +/- 5% relative to the MSCI Index. The portion of the fund's assets invested in companies in a particular life cycle stage will vary from time to time, based primarily on the representation of companies in each life cycle stage within the MSCI Index. For this reason, the amounts of the fund's assets invested in companies in each life cycle stage will not be equal. The fund does not currently intend to invest in companies in the "start-up" life cycle stage. The investment process used for the fund is subject to change from time to time in the discretion of Credit Suisse.

Principal Risks of Investing in the Fund

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Currency Risk

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as currency risk, liquidity risk, and market risk. Also, suitable derivative transactions may not be available in all circumstances. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

Emerging Markets Risk

The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging market economies and their markets in the past and have caused instability. High levels of debt tend to make emerging market economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Exposure Risk

Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company's business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

Foreign Securities Risk

A fund that invests outside the U.S. carries additional risks that include:

•  Currency Risk See "Currency Risk" above.

•  Emerging Markets Risk See "Emerging Markets Risk" above.

•  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

•  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

•  Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

•  Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Liquidity Risk

Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Manager Risk

If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary investment technique used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Market Risk

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

Options Risk

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse's judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Participation Notes Risk

Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Small- and Mid- Cap Stock Risk

The fund may invest in small- and mid- cap stocks. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Average Annual Total Returns
Period Ended 12/31/16:	One Year 2016	Since Inception	Inception Date
Class A Return before taxes	6.13%	-5.18%	12/26/13
Class A Return after taxes on distributions	5.28%	-5.81%
Class A Return after taxes on distributions and sale of fund shares	3.47%	-4.09%
Class C Return before taxes	10.20%	-4.20%	12/26/13
Class I Return before taxes	12.33%	-3.24%	12/26/13
MSCI Emerging Markets USD Index NR	11.19%	-2.28%

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio Management

Investment manager: Credit Suisse Asset Management, LLC

Portfolio managers: The HOLT Active Equity Group is responsible for the day-to-day portfolio management of the fund. Alfred S. Bryant, a Director of Credit Suisse, is the lead portfolio manager and has served as a portfolio manager of the fund since inception.

Purchase and Sale of Fund Shares

Eligible investors may purchase, redeem or exchange shares of a fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

Each fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

Each fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

Each fund's initial investment minimum for Class I generally is $250,000.

Each fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

Tax Information

Each fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Representatives

If you purchase a fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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Credit Suisse Asset Management, LLC. • One Madison Avenue • New York, NY 10010 • 877 870 2874

EMF-SUMPRO-0317